SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )


                                                        ----
          Filed by the Registrant                      / X /
                                                       ----
                                                        ----
          Filed by a party other than the Registrant   /   /
                                                       ----

Check the appropriate box:
 ----
/          /   Preliminary Proxy Statement
----
 ----
/   /     Confidential, for Use of the Commission Only (as
----      permitted by Rule 14a-6(e)(2))
 ----
/    X     /   Definitive Proxy Statement
----
 ----
/   /     Definitive Additional Materials
----
 ----
/   /     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----      Sec. 240.14a-12

                       PUTNAM OTC EMERGING GROWTH FUND
               (Name of Registrant as Specified In Its Charter)

                (Name of Person(s) Filing Proxy Statement if
                            other than Registrant)

Payment of Filing Fee (Check the appropriate box):
 ----
/ X /     No fee required
----
 ----
/   /     Fee computed on table below per Exchange Act
----      Rule 14a-6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which
transaction
               applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth
               the amount on which the filing fee is calculated and
               state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:
 ----
/   /     Fee paid previously with preliminary materials.
----
 ----
/   /     Check box if any part of the fee is offset as
----      provided by Exchange Act Rule 0-11(a)(2) and identify
the
          filing for which the offsetting fee was paid previously.
          Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM OTC EMERGING GROWTH FUND

The document you hold in your hands contains your proxy statement
and
proxy card.  A proxy card is, in essence, a ballot.  When you vote
your proxy, it tells us how to vote on your behalf on important issues
relating to your fund.  If you complete and sign the proxy, we'll vote
it exactly as you tell us.  If you simply sign the proxy, we'll vote
it in accordance with the Trustees' recommendations on pages
   5,
6     and    7    .

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments.
Please take a few moments with these materials and return your proxy to us.

                          (PUTNAM LOGO APPEARS HERE)
                           BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . . . . .
 . . . . . . 1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . .
 . . . . . . 2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . .
 . . .   7


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

   A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1. Electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

3. Approving amendments to certain of your fund's fundamental investment restrictions; and

4. Approving the elimination of certain of your fund's fundamental investment restrictions.

Although we would like very much to have each shareholder attend


   his or her     fund's meeting, we realize this is not
possible.
Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly.
A
postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If
you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                            Sincerely yours,

                            (signature of George Putnam)
                            George Putnam, Chairman

PUTNAM OTC EMERGING GROWTH FUND
Notice of a Meeting of Shareholders


This is the formal agenda for your fund's shareholder meeting.
It
tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam OTC Emerging Growth Fund:

A Meeting of Shareholders of your fund will be held on February 6, 1997 at 2:00 p.m., Boston time, on the eighth floor of One
Post Office Square, Boston, Massachusetts, to consider the following:

1. Electing Trustees.  See page    8    .

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year.  See page
      25    .

3.A.      Approving an amendment to the fund's fundamental
investment
          restriction with respect to diversification.  See page
             27    .

3.B.      Approving an amendment to the fund's fundamental
investment
          restriction with respect to investments in the voting
          securities of a single issuer.  See page    28    .

3.C.      Approving an amendment to the fund's fundamental
investment
          restriction with respect to making loans.  See page
   30    .

3.D.      Approving an amendment to the fund's fundamental
investment
          restriction with respect to investments in real estate.
See
          page    31    .

3.E.      Approving an amendment to the fund's fundamental
investment
          restriction with respect to concentration of its
assets.  See
          page    33    .

3.F.      Approving an amendment to the fund's fundamental
investment
          restriction with respect to investments in commodities.
See
          page    34    .

4.A.      Approving the elimination of the fund's fundamental
investment
          restriction with respect to investments in securities
of
          issuers in which management of the fund or Putnam
Investment
          Management owns securities.  See page    35    .

4.B.      Approving the elimination of the fund's fundamental
investment
          restriction with respect to margin transactions.  See
page
             36    .

4.C.      Approving the elimination of the fund's fundamental
investment
          restrictions with respect to short sales.  See page
   37    .

4.D.      Approving the elimination of the fund's fundamental
investment
          restriction with respect to pledging assets.  See page
             39    .

4.E.      Approving the elimination of the fund's fundamental
investment
          restriction with respect to investments in restricted
          securities.  See page    40    .

4.F.      Approving the elimination of the fund's fundamental
investment
          restriction with respect to investments in certain oil,
gas
          and mineral interests.  See page    41    .

4.G.      Approving the elimination of the fund's fundamental
investment
          restriction with respect to investing to gain control
of a
          company's management.  See page    43    .

4.H.      Approving the elimination of the fund's fundamental
investment
          restrictions with respect to investments in other
investment
          companies.  See page    44    .

4.I.      Approving the elimination of the fund's fundamental
investment
          restriction with respect to options transactions.  See
page
             45    .

4.J.      Approving the elimination of the fund's fundamental
investment
          restriction prohibiting the fund from investing in real
estate
          as prohibited by German law.  See page    47    .

5. Transacting other business as may properly come before the meeting.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                      Robert E. Patterson
Hans H. Estin                          Donald S. Perkins
John A. Hill                           George Putnam, III
Ronald J. Jackson                      Eli Shapiro
Elizabeth T. Kennan                    A.J.C. Smith
Lawrence J. Lasser                          W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE
POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE
MEETING.


November    18    , 1996

Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the Securities and Exchange
Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number,
1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam OTC
Emerging
Growth Fund for use at the Meeting of Shareholders of the fund to be held on February 6, 1997, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting
(see previous pages).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.      For the election of all nominees;

2. For selecting Coopers & Lybrand L.L.P. as the independent auditors of your fund;

3.A.    For amending the fund's fundamental investment
restriction with
        respect to diversification;

3.B.    For amending the fund's fundamental investment
restriction with
        respect to investments in the voting securities of a single issuer;

3.C.    For amending the fund's fundamental investment
restriction with
        respect to making loans;

3.D.    For amending the fund's fundamental investment
restriction with
        respect to investments in real estate;

3.E.    For amending the fund's fundamental investment
restriction with
        respect to concentration of its assets;

3.F.    For amending the fund's fundamental investment
restriction with
        respect to investments in commodities;

4.A.    For eliminating the fund's fundamental investment
restriction
        with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management owns securities;

4.B.      For eliminating the fund's fundamental investment
restriction
          with respect to margin transactions;

4.C.      For eliminating the fund's fundamental investment
restrictions
          with respect to short sales;

4.D.      For eliminating the fund's fundamental investment
restriction
          with respect to pledging assets;

4.E.      For eliminating the fund's fundamental investment
restriction
          with respect to investments in restricted securities;

4.F.      For eliminating the fund's fundamental investment
restriction
          with respect to investments in certain oil, gas and mineral interests;

4.G.      For eliminating the fund's fundamental investment
restriction
          with respect to investing to gain control of a company's
          management;

4.H.      For eliminating the fund's fundamental investment
restrictions
          with respect to investments in other investment companies;

4.I.      For eliminating the fund's fundamental investment
restriction
          with respect to options transactions; and

4.J.      For eliminating the fund's fundamental investment
restriction
          prohibiting the fund from investing in real estate as prohibited by German law.

Who is eligible to vote?

Shareholders of record at the close of business on November 8,
1996,
are entitled to be present and to vote at the meeting or any adjourned
meeting.  The Notice of Meeting, the proxy, and the Proxy
Statement
have been mailed to shareholders of record on or about November
   18    , 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations.
If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

The Proposals

1.        ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the number of
Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment
Company
Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").


Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 53, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986.
During that time, she was also a Vice President and Principal of the
Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms.
Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta
Corporation,
Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a
Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and
Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


Hans H. Estin
[Insert Picture]

Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation
Member of Massachusetts General Hospital; and a Trustee of New
England
Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc.
Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


John A. Hill
[Insert Picture]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of
the Office of Management and Budget and Deputy Administrator of the
Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded,
Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe.
Mr. Hill is a graduate of Southern Methodist University.


Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 52, was Chairman of the Board, President and
Chief
Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive
Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to
1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Director of Safety 1st, Inc., a company which markets a wide range of child care and safety products.
He also serves as a Trustee of Salem Hospital and         the
Peabody
Essex Museum. He previously served as a Director of a number of public companies including Fisher-Price, Inc., Kenner Parker Toys,
Inc., Stride-Rite, Inc., and Mattel, Inc., a major toy manufacturer.
Mr. Jackson is a graduate of Michigan State University Business
School.


Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of
Mount Holyoke College. From 1966 to 1978, she was on the faculty of
Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home
Life Insurance Companies, and Talbots. She also serves as a Member of
The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on
Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 54, is the Vice President of your fund and the other
Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since
1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh &
McLennan
Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols
School.  Mr. Lasser is a graduate of Antioch College and Harvard
Business School.


Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 51, is the Executive Vice President and
Director of
Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice
President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior
Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding
Executive Director of the Massachusetts Industrial Finance
Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes
Center and as a Director of Brandywine Trust Company.  Mr.
Patterson
is a graduate of Harvard College and Harvard Law School.


Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 69, is the retired Chairman of the Board of
Jewel
Companies, Inc., a diversified retailer, where among other roles he
served as President, Chief Executive Officer and Chairman of the
Board
from 1965 to 1980.  He currently also serves as a Director of various
other public corporations, including AON Corp., an insurance company,
Cummins Engine Company, Inc., an engine and power generator
equipment
manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power
Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a
real
estate investment trust, Lucent Technologies Inc., Springs
Industries,
Inc., a textile manufacturer, and Time Warner, Inc., one of the
nation's largest media conglomerates.   He previously served as a
Director of several other major public corporations, including
Corning
Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of
Northwestern University and as a Trustee of the Hospital Research and
Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard
Business School and holds an honorary doctorate from Loyola
University
of Chicago.


William F. Pounds
[Insert Picture]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other
Putnam funds. He has been a Professor of Management at the Alfred P.
Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to
1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co.,
Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX
Laboratories,
Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management
Sciences For
Health, Inc. and Sun Company, Inc.  He is also a Trustee of the
Museum
of Fine Arts in Boston; an Overseer of WGBH Educational
Foundation,
and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General
Mills, Inc.  Dr. Pounds is a graduate of Carnegie-Mellon
University.


George Putnam*
[Insert Picture]

Mr. Putnam, age 70, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam
Management and Putnam Mutual Funds Corp. and a Director of Marsh
&
McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief
Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and
Bradford College.

Mr. Putnam currently also serves as a Director of The Boston
Company,
Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan,
Inc.,
Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., Houghton Mifflin
Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General
Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH
Educational
Foundation and the Museum of Fine Arts and the Museum of Science in
Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences.
Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard
University.


George Putnam, III*
[Insert Picture]

Mr. Putnam, age 45, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers,
Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the
Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts
Audubon Society.  He is also a Trustee of the Sea Education
Association and St. Mark's School and an Overseer of the New
England
Medical Center.  Mr. Putnam is a graduate of Harvard College,
Harvard
Business School and Harvard Law School.


Eli Shapiro
[Insert Picture]

Dr. Shapiro, age 80, is the Alfred P. Sloan Professor of
Management,
Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr.
Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive
Officer of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including
Nomura
Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr.
Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy,
The American Institute for Chartered Property Underwriters, and is a
Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a
Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern
Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing
Partner of Wellington Management Company/Thorndike, Doran, Paine
&
Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the
Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


----------------------------

*   Nominees who are or may be deemed to be "interested persons"
(as
    defined in the Investment Company Act of 1940) of your fund, Putnam Management and Putnam Mutual Funds Corp. ("Putnam
Mutual
    Funds"), the principal underwriter for all the open-end
Putnam
    funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of
    their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds or Marsh
&
    McLennan Companies, Inc., the parent company of Putnam
Management
    and Putnam Mutual Funds.  Mr. George Putnam, III, Mr.
Putnam's
    son, is also an "interested person" of your fund, Putnam Management and Putnam Mutual Funds. Mr. Perkins may be
deemed to
    be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries.
Neither
    your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no
    beneficial interest. At that time he also became Chairman of the
    Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under
Chapter
    11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held
different
positions with those employers.          Except for Dr. Shapiro
and
Mr. Jackson, all the nominees were elected by the shareholders in
   July 1993    .  Dr. Shapiro and Mr. Jackson were elected by
the
other Trustees in April 1995 and May 1996, respectively.
As
indicated above, Dr. Shapiro also previously served as a Trustee of
the Putnam funds from 1984 to 1989.  The 14 nominees for election as
Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The
Trustees serve until their successors are elected and qualified.
Each
of the nominees has agreed to serve as a Trustee if elected.  If any
of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other
nominees at their discretion, or the Trustees may         fix the
number of Trustees at less than 14 for your fund.



What are the Trustees' responsibilities?
Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?
The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their
own investment needs.  The Trustees' aggregate investments in the
Putnam funds total over    $48     million.  The table below
lists
each Trustee's current investments in the fund and in the Putnam funds as a group.
   Share Ownership by Trustees





Trustees
Year first
elected as
Trustee of the
Putnam funds
     Number of shares of
     the fund
owned as of
9/30/96(1)
     Number of shares of
     all Putnam funds
     owned as of
     9/30/96(2)


Jameson A. Baxter
1994

712
35,991


Hans H. Estin
1972

1,140
27,467


John A. Hill
1985

6,453
127,131


Ronald J. Jackson
1996

1,289
66,402


Elizabeth T. Kennan
1992

1,427
29,939


Lawrence J. Lasser
1992

12,854
444,265


Robert E. Patterson
1984

560
59,066


Donald S. Perkins
1982

2,285
164,173


William F. Pounds
1971

17,146
350,849


George Putnam
1957

11,859
1,529,688


George Putnam, III
1984

11,332(3)
289,044


Eli Shapiro
1995(4)

-0-
88,717


A.J.C. Smith
1986

2,027
46,915


W. Nicholas
Thorndike
1992

135
80,855


   (1)       Except as noted below,    each     Trustee has sole
investment power and sole
             voting power with respect to his or her shares of the fund.

   (2) These holdings do not include shares of Putnam money market funds.

   (3) Mr. Putnam, III has shared investment power and shared voting power with respect to
        9,797 of the shares of which he has no present economic interests.

(4) Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to
                  1989.

        As of    September 30,     1996       , the Trustees and
officers of the fund owned a
        total of    107,431     shares of the fund, comprising
less than 1% of its outstanding
        shares on that date.          A total of    35,953     of
these shares are held by certain
        "interested" Trustees and officers of your fund and Putnam Management in their Putnam
        Investments, Inc. Profit Sharing Retirement Plan accounts. Each individual accountholder has sole investment power and shared voting power with respect to his/her account.

What are some of the ways in which the Trustees represent shareholder interests?
The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

        - by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

        - by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by
             Putnam Management and its affiliates;

        -    by discussing with senior management of Putnam
Management
             steps being taken to address any performance deficiencies;

        - by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing
             Putnam Management sufficient resources to continue to
             provide high quality services in the future;

        - by monitoring potential conflicts between the funds and
             Putnam Management and its affiliates to ensure that the
             funds continue to be managed in the best interests of their shareholders;

        - by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of
             participation in a large and diverse family of funds.


How often do the Trustees meet?
The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the
Contract Committee, which reviews all contractual arrangements with
Putnam Management and its affiliates; the Communication and Service
Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings
during such monthly meeting of the Trustees.  During 1995, the average
Trustee participated in approximately 40 committee and board meetings.
In addition, the Trustees meet in small groups with Chief
Investment
Officers and Portfolio Managers to review recent performance and the
current investment climate for selected funds.  These meetings ensure
that each fund's performance is reviewed in detail at least twice
a
year.   The Contract Committee typically meets on several
additional
occasions during the year to carry out its responsibilities.
Other
Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?
   Each     Trustee    receives     a fee for his or her
services.
Each Trustee also receives fees for serving as Trustee of
other Putnam funds.  The Trustees periodically review their fees to
assure that such fees continue to be appropriate in light of their
responsibilities as well as in relation to fees paid to trustees of
other mutual fund complexes.  The    Trustees meet monthly over a
two-
day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that
Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting.  The following table shows the year each
Trustee
was first elected a Trustee of the Putnam funds, the     fees
paid to
each Trustee by    the fund for fiscal 1996 and the fees paid to
each
Trustee     by all of the Putnam funds    during calendar year
1995    :

Compensation Table







   Trustees

                                              Aggregate
                                             compensation
                                                from the
                                               fund(1)
                                              Pension or
                                              retirement
                                               benefits
                                           accrued as part
                                               of fund
                                             expenses(2)
                                           Estimated annual
                                            benefits from
                                              all Putnam
                                              funds upon
                                            retirement(3)

                                              Total
                                             compensation
                                               from all
                                                    Putnam
                                           funds   (2)



                                    Jameson A.    Baxter/1994
                                                $2,589

                                                    $0
$71,676
$150,854


Hans H.    Estin/1972
2,574

   0
70,043
150,854


John A.    Hill/1985(5)
2,550

   0
70,043
149,854


Ronald J.
   Jackson/1996(5)(6)
549

   0
N/A
N/A


Elizabeth T.
   Kennan/1992
2,574

   0
69,709
148,854


Lawrence J.
   Lasser/1992
2,545

   0
70,043
150,854


Robert E.
   Patterson/1984
2,763

   0
71,043
152,854


Donald S.    Perkins/1982
2,559

   0
69,376
150,854


William F.    Pounds/1971
2,620

   0
70,543
149,854


George    Putnam/1957
 2,888
(7)
0
70,043
150,854


George Putnam,
   III/1984
2,574

   0
70,043
150,854


Eli    Shapiro/1995(8)
2,783

   0
47,686
95,372


A.J.C.    Smith/1986
2,545

   0
68,252
149,854


W. Nicholas
   Thorndike/1992
2,738

   0
71,043
152,854

   (1)        Includes an annual retainer and an attendance fee
for each
              meeting attended.
   (2)        The Trustees approved a Retirement Plan for
Trustees of
              the Putnam funds on October 1, 1996.  Prior to that
date,
              voluntary retirement benefits were paid to certain
retired
              Trustees, and no such benefits were accrued as part
of
              fund expenses.
(3) Assumes that each Trustee retires after at least five years of
    service.  Estimated benefits for each are based on amounts paid to
    such Trustee for the three            most recent calendar
   years
    (or, for Trustees who have not served as Trustees for the
three most
    recent calendar years, the average amount paid to each
Trustee for
    such years).
(4)           As of December 31, 1995, there were 99 funds in the
Putnam
              family
   (5)        Includes compensation deferred         pursuant to
a
              Trustee Compensation Deferral Plan.  The total
amounts of
              deferred compensation payable    by the fund     to
Mr.
              Hill and Mr. Jackson         as of July 31, 1996
were
              $2,605 and $491, respectively   .  The total amount
of
              deferred compensation payable by the Putnam funds
to Mr.
              Hill as of December 31, 1995 was $51,141.
Information on
              deferred compensation includes     income earned on
such
              amounts.
   (6)        Elected as a Trustee in May 1996.
   (7)        Includes additional compensation for    service
as
              Vice Chairman of the Putnam    funds.
   (8)        Elected as a Trustee in April 1995.

   Under a     Retirement    Plan     for Trustees of the Putnam
funds   (the "Plan"), each     Trustee who  retires    with at
least five
years of service as a Trustee of the funds is entitled to receive an
annual retirement benefit     equal to one-half of the    average
annual
compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan administrator (a committee comprised of Trustees that are not
"interested persons" of the fund, as defined in the Investment
Company
Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about your fund, including further information
about its Trustees and officers, please see "Further Information
About
Your Fund," on page    51    .

Putnam Investments

Putnam Investment Management, Inc. and its affiliates, Putnam
Mutual
Funds, the principal underwriter for shares of your fund and Putnam
Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office
Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh
& McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the auditor of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

PROPOSALS 3 AND 4

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to your fund's fundamental
investment restrictions, including the elimination of certain of these restrictions. The purpose of these changes is to standardize the investment restrictions of all of the Putnam funds, including your fund where appropriate, and in certain cases to increase the fund's investment flexibility. By having standard investment restrictions for all Putnam funds, Putnam Management will be able to more easily monitor each fund's compliance with its investment policies. Many of these changes will have little practical effect on the way the fund is managed given the fund's current investment objective and policies.


Several
 of the proposals request that certain fundamental restrictions be
   eliminated    .  These fundamental restrictions were
originally
adopted to comply with state securities law requirements, but are no
longer applicable to the fund due to recently enacted federal legislation
that effectively eliminated the ability of states to impose
investment
limitations on    registered     investment companies like the
fund.
   In light of this development, Putnam Management believes that
    these restrictions are    unnecessary and should be
eliminated.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.


3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
RESPECT
     TO DIVERSIFICATION

The Trustees are recommending that the fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restriction expected to be used by other
Putnam funds and to grant the fund the maximum investment flexibility permitted by the Investment Company Act of 1940, as amended (the "1940
Act"). Under the 1940 Act, the fund, as a diversified fund, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the fund's total assets is not subject to this restriction.

The fund's current restriction is more restrictive, and states that the fund may not:

    "Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund
(taken at
    current value) would be invested in the securities of such issuer;
    provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S.
government or
    its agencies or instrumentalities."

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment,

    more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer;
    provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S.
    government or its agencies or instrumentalities."

If the proposed change is approved, the fund will be able to invest up to
25% of its total assets in the securities of any one issuer. The amended restriction would continue to exclude from its limitations U.S. government securities. Following the amendment, the fund would continue to be a diversified investment company for purposes of the 1940 Act.

Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective. However, during times when Putnam Management invests a higher percentage of the fund's assets in one or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

Required    vote    .  Approval of this proposal requires the
affirmative
vote
of
 the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.B. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
RESPECT
     TO INVESTMENTS IN THE VOTING SECURITIES OF A SINGLE ISSUER

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that the fund may not:

    "Acquire more than 10% of the voting securities of any issuer."

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    With respect to 75% of its total assets, acquire more than
10%
    of the outstanding voting securities of any issuer."

Putnam Management believes that limiting this restriction to 75% of the fund's total assets will enhance the fund's investment flexibility.
Putnam Management has advised the Trustees that the current restriction could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment objective.

The amendment enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 25% of the fund's total assets.

To
 the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.
In addition, certain of the companies in which the fund may invest a greater portion of its assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion).
Such companies often have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.
Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.C. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
RESPECT
     TO MAKING LOANS

The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds and to remove any asset limitations on the fund's ability to enter into repurchase agreements and securities loans. The current restriction states that the fund may not:

    "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the fund's total assets (taken at current value), or by the lending of the fund's portfolio securities with respect to not more than 25% of its total assets."

The proposed amended fundamental investment restriction is set forth below.


    "The fund may not ...

    Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements,
    or by lending its
    portfolio securities
    ."


Following the amendment, the fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit. Putnam Management believes that this increased investment flexibility could assist the fund in achieving its investment objective.

When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.D. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN REAL ESTATE

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be used by other
Putnam
funds and to grant the fund greater flexibility. The current restriction states that the fund may not:

    "Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate."

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired
    through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amendment enables the fund to invest in a wide range of real estate-related investments, many in which the fund may already invest under the current restriction, including investments in companies which deal in real estate and securities secured by real estate. In addition, the fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

To the extent the fund holds real estate-related securities, it will be
subject to the risks associated with the real estate market.
These risks
may include declines in the value of real estate, changes in general or
local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income.
Generally, increases in    interest     rates will increase the
costs of
obtaining financing, which may result in a decrease in the value of such investments.

In addition, in order to enforce its rights in the event of a default of an issuer of real estate-related securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

   In Proposal 4.J. below, it is proposed that the fund's fundamental investment restriction limiting the fund's investments in real estate investment trusts or limited partnerships be eliminated. This proposal will not be effected by Proposal 4.J.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.E. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
RESPECT
     TO CONCENTRATION OF ITS ASSETS

The Trustees are recommending that the fund's fundamental investment restriction regarding concentration be revised to reflect the standard restriction expected to be used by other Putnam funds and to make it clear that the fund may invest more than 25% of its assets in the securities of the U.S. government, its agencies or instrumentalities.
The current restriction states that the fund may not:

    "Invest more than 25% of the value of the total assets of the fund in any one industry."

The proposed amended fundamental    investment     restriction is
set
forth below.

       "The     fund may not ...

    Purchase securities (other than securities of the U.S.
    government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry."

Putnam Management believes that this amendment will make it clear that the fund may invest in U.S. government securities without regard to the
25% limit. Putnam Management believes that the current restriction does not prevent the fund from investing in such securities without limit, because the SEC takes the position that U.S. government issuers, including agencies and instrumentalities of the U.S. government, are not members of any industry. However, to avoid any ambiguity in the future,
Putnam Management believes that this clarification should be made at this time.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.F. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
RESPECT
     TO INVESTMENTS IN COMMODITIES

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other
Putnam
funds.  The current restriction states that the fund may not:

    "Purchase or sell commodities or commodity contracts, except that the fund may buy or sell financial futures contracts and related options."

The proposed amended fundamental    investment     restriction is
set
forth below.

    "The fund may not ...

    Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts
    and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction, the fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options and foreign currencies, as well as various other financial transactions to the extent consistent with its investment objective and policies. Although the fund may already engage in many of these activities, Putnam Management believes that the revised language more clearly sets forth the fund's policy. The addition of financial transactions not involving physical commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.A. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN WHICH
MANAGEMENT
     OF THE FUND OR PUTNAM INVESTMENT MANAGEMENT OWNS SECURITIES

The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or Putnam
Management owns a certain percentage of securities    .  The
    restriction states that the fund may not:

    "Invest in securities of any issuer if, to the knowledge of the
    fund, officers and Trustees of the fund and officers and
directors
    of Putnam Management who beneficially own more than 0.5% of the
    securities of that issuer together    beneficially     own
more than
    5%."

The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the fund.


    If this proposal is approved,         the fund would be able
to
invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam Management, except to the extent prohibited by the fund's investment policies or the 1940 Act.
Putnam Management believes that this enhanced flexibility could assist the fund in meeting its investment objective.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more
than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.B. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO MARGIN TRANSACTIONS

The Trustees are recommending that the fund's fundamental
investment
restriction with respect to margin transactions be eliminated
       .
"Margin transactions" involve the purchase of securities with money
borrowed from a broker, with cash or eligible securities being used as
collateral against the loan.  The         restriction states that
the
fund may not:

    "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or related options."


The fund originally adopted this restriction to comply with
certain
state securities law    requirement     which are no longer
applicable to
the fund.

    If    this     proposal is approved, the    fund would have
no formal
restriction with respect to engaging in margin transactions.
However,
the fund originally adopted this restriction to comply with
certain state
securities law requirements which are no longer applicable to the
fund            .

The fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is currently limited by SEC guidelines which prohibit margin transactions because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.C. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
WITH
     RESPECT TO SHORT SALES

The Trustees are recommending that the fund's fundamental
investment
restrictions with respect to short sales be eliminated    .  The
    restrictions state that the fund may not:

    "Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open the fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are
    convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short."

       "Make short sales of securities."

The fund originally adopted the first restriction to comply with certain
state securities    law     requirements        which are no
longer
applicable to the fund. The fund originally adopted the second restriction at the request of German regulatory authorities in connection with the fund's offering of its shares in Germany. Since the fund no longer offers its shares in Germany, this restriction also is no longer applicable to the fund. For these reasons, Putnam Management has recommended that both restrictions be eliminated.

    If this proposal is approved, the    fund would be able to
engage in
short sales.  However, Putnam Management does not currently
intend to
engage in short sales on behalf of the fund            .
In
 a
typical short
sale,
 the fund borrows securities from a broker that it
anticipates will decline in value in order to sell to a third party.  The
fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a loss to the extent the securities increase in value and a profit to the extent the
securities
decline in value (after including any associated costs).  Since the value
of a particular security can increase without limit, the fund could
potentially realize losses with respect to short sales    which
are not
"against the box"     that are significantly greater than the
value of
the securities at the time they are sold short.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.D. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO PLEDGING ASSETS

The Trustees are recommending that the fund's fundamental
investment
restriction which limits the fund's ability to pledge its assets be
eliminated    .  The     restriction states that the fund may
not:

    "Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of the fund's total assets (taken at cost) and then only to secure borrowings permitted by restriction 1 above.
(The
    deposit of securities and other assets in escrow and other collateral arrangements in connection with the writing of covered
    call options and collateral arrangements with respect to margin for financial futures contracts and related options are not deemed to be pledges or other encumbrances of assets.)" [Restriction 1 referred to in this restriction permits the fund to borrow money in an amount equal to up to 10% of its total assets for certain limited purposes.]

The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the fund.


    If    this proposal is approved, the fund will no longer have
a
policy limiting its pledging activity.              Putnam
Management
believes that this enhanced flexibility could assist the fund in achieving its investment objective. Further, Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. If the fund needed to borrow the maximum amount permitted by its policies (currently 10% of its total assets), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.



Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.



4.E.
    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
    RESPECT TO INVESTMENTS IN RESTRICTED SECURITIES

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's investments in securities subject to restrictions on resale, which are known as "restricted securities," be eliminated. The current fundamental investment restriction states that the fund may not:

    "Purchase securities the disposition of which is restricted under federal securities laws if, as a result, such investments would exceed 15% of the value of the fund's net assets, excluding restricted securities that have been determined by the
Trustees of
    the fund (or the person designated by them to make such determinations) to be readily marketable."

Putnam Management believes the restriction is unnecessary in light of current regulatory requirements and the fund's current investment policies, which prohibit the fund from investing more than 15% of its net assets in any combination of (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the
Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days.

These requirements are currently reflected in the fund's non-fundamental policy with respect to illiquid investments. Eliminating the fundamental restriction would therefore provide the fund with maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments. If the restriction were no longer required, the
Trustees could modify or eliminate the restriction to increase the fund's investment flexibility without the need for shareholder approval.

To the extent the fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In addition, the fund could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.F. ELIMINATING
      THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN CERTAIN OIL, GAS AND MINERAL
     INTERESTS


The Trustees are recommending that the fund's fundamental
investment
restriction
with respect
 to investments in oil, gas and mineral leases,
rights or royalty contracts be eliminated    .  The
    restriction
states that the fund may not:

    "Buy or sell oil, gas, or other mineral leases, rights or
royalty
    contracts.   "

The fund originally adopted    this     restriction to comply
with
certain state securities law requirements which are no longer applicable to the fund.

    If this proposal is approved, the         fund would be able
to
invest   directly in oil, gas and mineral interests and     in a
variety
of securities the value of which is dependent upon the value of such
interests. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

   Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses for such materials and related products. In addition, in order to enforce its rights in the event of a default of an issuer of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.


Required
 vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.G. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO INVESTING TO GAIN CONTROL OF A COMPANY'S
MANAGEMENT

The Trustees are recommending that the fund's fundamental
investment
restriction which states that the fund may not "make investments for the
purpose of gaining control of a company's management" be
eliminated.
Eliminating the restriction would make it clear that the fund can freely
exercise its rights as a shareholder of the various companies in which it
may invest, which activities could at times fall under the
technical
definition of control    under the securities laws    .  These
rights may
include the right to actively oppose or support the management of such companies. Putnam Management believes it would be in the best interest of the fund to eliminate the restriction.

Putnam Management believes that eliminating this restriction will allow the fund maximum flexibility to protect the value of its investments through influencing management of companies in which it invests. Putnam
Management believes that the fund should be allowed to freely communicate its views as a shareholder on matters of policy to management, the board of directors, and other shareholders when a policy may affect the value of the fund's investment. Activities in which the fund may engage might include the fund, either individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to a company. Although Putnam Management believes that the fund currently may engage in such activities without necessarily violating this restriction, it believes that eliminating the restriction will eliminate any potential obstacle to the fund in protecting its interests as a shareholder.

This area of corporate activity is highly prone to litigation, and whether or not the restriction is eliminated, the fund could be drawn into lawsuits related to these activities. The fund will direct its efforts toward those instances where Putnam Management believes the potential for benefit to the fund outweighs potential litigation risks.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.H.
    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
WITH
    RESPECT TO INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Trustees are recommending that the fund's fundamental
investment
restrictions with respect to investments in other investment companies be
eliminated        .  The restrictions state that the fund may
not:

    "Invest in the securities of other registered open-end
investment
    companies, except by    purchase     in the open market
involving
    only customary brokers' commissions.   "

    "Invest in securities of other investment companies, including unit investment trusts, in contravention of the German Foreign
Investment
    Law (AuslandInvestmentGesetz)."

The 1940 Act imposes limitations on the fund's ability to invest in other
investment companies, but these limitations are less restrictive than the
fund's current restrictions        .  In addition, the fund
originally
adopted the second restriction at the request of German regulatory authorities in connection with the fund's offering of its shares in
Germany; since the fund no longer offers its shares in Germany, this restriction is no longer applicable to the fund. For these reasons,
Putnam Management has recommended that both restrictions be eliminated.


    If    this     proposal is approved, the    fund would have
the
ability to invest in investment vehicles, such as unit investment trusts
and other open-            end investment companies,    to the
extent
consistent with the 1940 Act and the fund's investment policies.
Such
pass-through entities may involve duplication of some fees and expenses,
but may also provide attractive investment opportunities
       .
Putnam Management believes that this enhanced flexibility could assist
the fund in meeting its    investment objective.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.I. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO OPTIONS TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to options transactions be eliminated.
The
current restriction states that the fund may not:

    "Purchase or sell put or call options, straddles, spreads or combinations thereof, except that, as permitted by the investment objective and policies described in the prospectus
    and    [the] statement [of additional information]    , (i)
    the fund may write call options traded on a national securities exchange on securities which it owns and purchase options to close out call options written by it and (ii) may buy or sell options on financial futures contracts, as well as options on indices."

The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the fund. If the proposal is approved, the fund will be able to engage in a variety of options transactions for hedging purposes and to increase investment return. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

A call option gives the holder the right to purchase, and obligates the writer to sell, an asset, such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a put option purchased by the fund to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by the fund. In order for a call option purchased by the fund to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the fund. If an option expires unexercised, the fund will receive nothing for its premium payment.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. The fund receives a premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

The successful use of options depends on the ability of Putnam Management to forecast correctly interest rate and market movements.
The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by the fund could result in losses on an option, including the entire investment by the fund in the option.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.J. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     PROHIBITING THE FUND FROM INVESTING IN REAL ESTATE AS
PROHIBITED
     BY GERMAN LAW

    The Trustees are recommending that the fund's fundamental investment restriction with respect to certain investments in real estate prohibited under German law be eliminated.  The fund
originally
adopted this restriction at the request of German regulatory authorities in connection with the fund's offering of its shares in
Germany.  The         restriction states that:

    "The fund will not invest in real estate investment trusts or limited partnerships whose purpose is to acquire real estate solely for investment purposes in accordance with principals of
    diversification."

Since the fund no longer offers its shares in Germany, this
restriction
is no longer applicable to the fund   .  For this
reason   ,
Putnam Management has recommended to the Trustees that the restriction be eliminated.

In Proposal 3.D. above, it is proposed that the fund's
fundamental
investment restriction limiting the fund's investments in real estate
be amended by the Trustees    .  Proposal 3.D.     will not be
affected
by this proposal.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

Further Information About Voting and the Shareholder Meeting

Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and
"broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of
Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail,
Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be
reimbursed for
their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its expense D.F. King & Co.,
Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a
fee not to exceed    $12,500     plus reasonable out-of-pocket
expenses
for mailing and phone costs.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals.
They will vote against such adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish, without charge, to you upon request a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam
Investor
Services, P.O. Box 41203, Providence, RI  02940-1203 or
1-800-225-1581.

Further Information About Your Fund

Limitation of Trustee liability. The Agreement and Declaration of
Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The
Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms.
Baxter, and Messrs. Estin, Hill, Jackson, Patterson, Shapiro, and
Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of your fund are as follows:

                                                           Year
first

elected to
Name (age)                       Office                    office
-----------------------------------------------------------------
   ---
-

Charles E. Porter (58)           Executive Vice President
   1989
Patricia C. Flaherty (49)        Senior Vice President
   1993
John D. Hughes (61)              Senior Vice President &
                                  Treasurer
   1987
Gordon H. Silver (49)            Vice President
   1990
Peter Carman (55)                Vice President
   1994
Steven L. Kirson*   (35)         Vice President
   1996
Michael J. Mufson*(33)           Vice President
   1996
Brett C. Browchuk (33)           Vice President
   1994
Daniel L. Miller (39)            Vice President
   1994
John J. Morgan, Jr. (56)         Vice President
   1996
William N. Shiebler**(54)        Vice President
   1991
John R. Verani (57)              Vice President
   1987
Paul M. O'Neil (43)              Vice President
   1992
Beverly Marcus (52)              Clerk
   1982
-----------------------------------------------------------------
--


*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam
Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and
Smith
(nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.

Assets and shares outstanding of your fund as of    November 1,
1996

Net assets
   $2,829,073,004

Class A shares outstanding
and authorized to vote
   113,902,945     shares

Class B shares outstanding
and authorized to vote
   54,239,609     shares

Class M shares outstanding
and authorized to vote
   6,025,359 shares

Class Y shares outstanding
694,650 shares
and authorized to vote

5% beneficial ownership of your fund as of    September 30,
1996

Persons beneficially owning more than 5% of the fund's class A shares
   None

Persons beneficially owning more than 5% of the fund's class B shares

(1)    Merrill Lynch Pierce                          4,538,751
shares or 8.80%
      Fenner & Smith, Inc.
    Mutual Fund Operations
    3rd Floor
    4800 Deer Lake Drive East
    Jacksonville, FL 32246-6484

Persons beneficially owning more than 5% of the fund's class M shares

(1)    Carwash & Co. TTEE                              2,041,960
shares or 37%
    ADP/State Street Collective Trust
    State Street Bank & Trusts
    1 Enterprise Drive
    Quincy, MA 02171-2126

Persons beneficially owning more than 5% of the fund's class Y shares

(1) Putnam Fiduciary Trust Company                      676,920
shares or 100%
    One Post Office Square
    Boston, MA 02109


PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581
PUTNAMINVESTMENTS



HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
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---

City                                      State         Zip
-----------------------------------------------------------------
---

Telephone
-----------------------------------------------------------------
---

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------
---

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---

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---

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

   PUTNA               M OTC EMERGING GROWTH FUND

                                     Meeting of Shareholders
to be held on February 6, 1997        .

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H.
Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam
OTC Emerging Growth Fund on February 6, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals listed below. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note:     If you have questions on any of the proposals, please
call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR
TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /
X /

                                                       FOR
COMMENTS ON REVERSE
                                                         RETURN
BOTH PORTIONS.
-----------------------------------------------------------------
                                                               IF
NO COMMENTS,
                                                     RETURN THIS
PORTION ONLY.

PUTNAM EUROPE GROWTH FUND

For address changes and/or comments,
please write them on the back where
indicated.


1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E.
    Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /    FOR    ALL

   /  /      WITHHOLD ALL

   /  /      FOR ALL EXCEPT

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

-----------------------------------------------------------------
--

PROPOSAL TO:

2.  Ratify the selection    FOR  AGAINST        ABSTAIN
    of Coopers & Lybrand
    L.L.P. as the           /  /   /  /          /  /
    independent auditors
    of your fund.

3.  Amend the fund's
    fundamental investment
    restriction with respect
    to:

  A.    Diversification.         /  /       /  /          /  /

  B.    Investments in the    voting/      /     /  /          /
/
    securities of a single
    issuer.

  C.    Making loans.            /  /       /  /         /  /

  D.    Investments in real
    estate.                 /  /  /  /        /  /

  E.    Concentration of its
    assets.                 /  /  /  /        /  /


  F.    Investments in           /  /       /  /        /  /
    commodities.

4.  Eliminate the fund's
    fundamental investment
    restriction with respect
    to:

  A.    Investments in    securities/      /     /  /        /  /
    of issuers in which
    management of the fund
    or Putnam Investment
    Management owns securities.

  B.    Margin transactions.     /  /       /  /        /  /

  C.    Short sales.             /  /       /  /        /  /

  D.    Pledging assets.         /  /       /  /        /  /

  E.    Investments in           /  /       /  /        /  /
    restricted securities.

  F.    Investments in certain   /  /       /  /        /  /
    oil, gas and mineral
    interests.

  G.    Investing to gain        /  /       /  /        /  /
    control of a company's
    management.

  H.    Investments in other     /  /       /  /        /  /
    investment companies.

  I.    Options transactions.    /  /       /  /        /  /

  J.    Investments in real      /  /       /  /        /  /
    estate as prohibited
    by German law.




   --------------------------------------------------------------
------

   Signature                               Date


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---
Signature (Joint Owners)                   Date
lipsett/106290.111/proxys/otc5.wpf